UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 2, 2007

CORNERSTONE CORE PROPERTIES REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-52566	73-1721791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1920 Main Street, Suite 400

Irvine, CA 92614

(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in our Current Report on Form 8-K dated October 2, 2007, we  purchased an existing multi-tenant industrial property known as Pinnacle Park Business Center (the “Property”) from LaPour Partners, a non-related party, for a purchase price of approximately $20.1 million, including closing costs.   The purchase price of the Property was funded with net proceeds raised from our public offering and approximately $11.0 million of borrowings under our credit agreement with HSH Nordbank AG, New York Branch.  Our credit agreement with HSH Nordbank AG, New York Branch is a temporary credit facility used during the offering period to facilitate our acquisitions of properties in anticipation of the receipt of offering proceeds.  The credit agreement permits us to borrow up to $50 million secured by real property at a LIBOR based rate that varies depending on the loan to cost ratio.  The principal balance is due on June 30, 2008, and we are entitled to prepay the borrowings under the credit facility at any time without penalty.

Pinnacle Park Business Center consists of approximately 159,661 square feet of leaseable space in three single-story buildings located on approximately 11.9 acres of land in Phoenix, Arizona.   The Property is approximately 96% leased to seven tenants.  One tenant, operating an assembly and distribution of military equipment business occupies 36.2% of the Property, and another tenant, operating a pet furniture distribution business, occupies 31.9% of the Property.

This Amendment No. 1 to Current Report on Form 8-K dated October 2, 2007 is being filed to include the financial statements and pro forma financial information under Item 9.01 below relating to the acquisition of the Property as described in such Current Report.

We are not aware of any material factors relating to the Property other than those discussed in our Current Report on Form 8-K dated October 2, 2007 that would cause the historical financial information presented in Item 9.01 to not be necessarily indicative of future results.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired. The following financial statements relating to the Property are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated October 2, 2007 and are filed herewith and incorporated herein by reference.

Pinnacle Park Business Center

(b)           Pro Forma Financial Information. The following unaudited pro forma financial statements of Cornerstone Core Properties REIT, Inc. relating to the acquisition of the Property are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated October 2, 2007 and are filed herewith and incorporated herein by reference.

Cornerstone Core Properties REIT, Inc

Summary of Unaudited Pro Forma Financial Information	8

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007	9

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006	10

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2007	11

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC

By:	/s/ SHARON C. KAISER
Sharon C. Kaiser, Chief Financial Officer

Dated: December 18, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Cornerstone Core Properties REIT, Inc.

Irvine, CA

We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of the property located at 23040 North 11th Avenue, Phoenix, Arizona, (the “Property”) for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Cornerstone Core Properties REIT, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenues and certain expenses of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the property located at 23404 North 11th Avenue, Phoenix, Arizona, for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

December 11, 2007

PINNACLE PARK BUSINESS CENTER

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2006 and for the

Nine Months Ended September 30, 2007 (Unaudited)

	Nine Months Ended September 30, 2007	Year ended December 31, 2006

	(Unaudited)

Revenues
Rental revenue	$806,000	$121,000
Tenant reimbursements	130,000	28,000
Total revenues	936,000	149,000

Certain expenses
Property operating and maintenance	129,000	19,000
Property taxes	25,000	5,000
Insurance	16,000	4,000
Total certain expenses	170,000	28,000

Revenues in excess of certain expenses	$766,000	$121,000

See accompanying notes to statements of revenues and certain expenses.

PINNACLE PARK BUSINESS CENTER , PHOENIX,  ARIZONA

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.             Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenues and certain expenses include operations of  23040 Noth 11th Avenue, Phoenix, Arizona, (the “Property” or “Pinnacle Park”) which was acquired by Cornerstone Core Properties REIT, Inc (the “Company”), from a nonaffiliated third party. The Property was acquired on October 2, 2007 for approximately $20.1 million, including closing costs, and has 159,661 leasable square feet located on approximately 11.9 acres of land (unaudited).

Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The Property was under development during the majority of 2006 and only became ready for rental operations and tenants move-ins in September 2006. Accordingly, the statement of revenues and certain expenses for the year ended December 31, 2006 only reflect partial operations and very low occupancy. The statement of revenues and certain expenses for the nine months ended September 30, 2007 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the nine months ended September 30, 2007 (unaudited) are not necessarily indicative of the results for the entire fiscal year ending December 31, 2007.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.             Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2006, are as follows:

2007	$889,885
2008	1,270,725
2009	1,307,867
2010	1,321,730
2011	1,290,566
2012 and thereafter	1,717,566
$7,798,339

The Property was completed in August of 2006, with 84,386 square feet of space, or approximately 53% leased and occupied at December 31, 2006. The Property is generally leased to tenants under lease terms that provide for the tenants to pay increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

3.             Commitments and Contingencies

Litigation

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

CORNERSTONE CORE PROPERTIES REIT, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations of Cornerstone Core Properties REIT, Inc (the “Company”) for the year ended December 31, 2006 and for the nine months ended September 30, 2007 have been prepared as if the acquisition of the Property had occurred as of the beginning of the periods presented.  The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 has been prepared as if the acquisition of the Property had occurred on September 30, 2007.

Such Unaudited Pro Forma Financial Information is based in part upon (i) the Audited Financial Statements of the Company for the year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006; (ii) the Unaudited Financial Statements of the Company as of and for the nine months ended September 30, 2007 included in the Company’s  Quarterly Report on Form 10-Q for the nine months ended September 30, 2007; and (iii) the Historical Statements of Revenues and Certain Expenses of the Property for the year ended December 31, 2006 and for the nine months ended September  30, 2007 (unaudited) filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of the Property had been completed on the dates indicated, nor does it purport to be indicative of future results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE CORE PROPERTIES REIT, INC.

UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2007

	September 30, 2007 (A)	Recent Acquisition (B)	Proforma September 30, 2007
ASSETS
Assets:
Cash and cash equivalents	$15,883,000	$159,000	$16,042,000
Investment in real estate
Land	23,491,000	6,460,000	29,951,000
Buildings and improvements, net	37,989,000	13,099,000	51,088,000
Identified intangible assets, net	1,799,000	801,000	2,600,000
	63,279,000	20,360,000	83,639,000
Deferred acquisition costs and deposits	10,748,000	(9,182,000)	1,566,000
Deferred financing costs, net	398,000	11,000	409,000
Tenants and other receivable	489,000	—	489,000
Other assets, net	311,000	—	311,000
Total assets	$91,108,000	$11,348,000	$102,456,000

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Line of credit and notes payable	$33,790,000	$10,989,000	$44,779,000
Accounts payable and accrued liabilities	707,000	41,000	748,000
Payable to related parties	1,023,000	—	1,023,000
Real estate taxes payable	343,000	8,000	351,000
Tenant prepaids and security deposits	360,000	294,000	654,000
Intangible lease liability, net	317,000	16,000	333,000
Dividend payable	308,000	—	308,000
Total liabilities	36,848,000	11,348,000	48,196,000
Minority interest	316,000	—	316,000
Stockholders’ equity:
Common stock, $.01 par value; 290,000,000 shares authorized; 8,695,016 shares issued and outstanding at September 30, 2007	9,000		9,000
Additional paid-in capital	56,772,000		56,772,000
Accumulated deficit	(2,837,000)	—	(2,837,000)
Total stockholders’ equity	53,944,000	—	53,944,000
Total liabilities, minority interest and stockholders’ equity	$91,108,000	$11,348,000	$102,456,000

(A)        Derived from the unaudited financial statements as of September 30, 2007.

(B)          Represents adjustment for the acquisition of Property. Acquisition costs, including estimated closing costs, have been allocated to land ($6,460,000), buildings ($13,099,000), in-place leases ($522,000), above market rent ($279,000) and below market rent ($16,000). The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the acquisition cost is allocated to a property’s tangible (primarily land and building) and intangible (in-place leases and above or below market rent) assets at their estimated fair value.

CORNERSTONE CORE PROPERTIES REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues:
Rental revenues	$404,000	$165,000	$569,000
	404,000	165,000	569,000
Expenses:
Property operating and maintenance	102,000	189,000	291,000
General and administrative expenses	1,332,000	—	1,332,000
Depreciation and amortization	99,000	145,000	244,000
	1,533,000	334,000	1,867,000
Operating loss	(1,129,000)	(169,000)	(1,298,000)

Interest income	203,000	—	203,000
Interest expense	(391,000)	(234,000)	(625,000)

Loss before minority interest	(1,317,000)	(403,000)	(1,720,000)
Minority interest	11,000	2,000	13,000
Net loss	$(1,306,000)	$(401,000)	$(1,707,000)

Loss per share - basic and diluted	$(1.58)	$(0.30)	$(0.79)

Weighted average number of common shares	827,147	1,330,016	2,157,163

(A)        Represents the historical results of operations of the Company for the year ended December 31, 2006.

(B)          Represents adjustment for the acquisition of the Property, based on historical operating results. Property taxes, included in property operating and maintenance expenses, are based on the purchase price of the property. Depreciation is based on an allocation of the acquisition cost to land ($6,460,000) and buildings ($13,099,000) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $522,000 to in-place leases, and the amortization of above and below market rent is based on an allocations of $16,000 to below market rent and $279,000 to above market rent which are amortized through 2014. The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at their estimated fair value. Interest expense is calculated based on the acquisition borrowing and historical LIBOR at the time of purchase. The adjustment to the weighted average number of common shares outstanding represents the purchase of the Property.

CORNERSTONE CORE PROPERTIES REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2007

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues:
Rental revenues	$3,682,000	$971,000	$4,653,000
	3,682,000	971,000	4,653,000
Expenses:
Property operating and maintenance	891,000	270,000	1,161,000
General and administrative expenses	1,265,000	—	1,265,000
Asset Management Fee	457,000	—	457,000
Depreciation and amortization	906,000	326,000	1,232,000
	3,519,000	596,000	4,115,000
Operating income	163,000	375,000	538,000

Interest income	508,000	—	508,000
Interest expense	(2,109,000)	(523,000)	(2,632,000)

Loss before minority interest	(1,438,000)	(148,000)	(1,586,000)
Minority interest	1,000	—	1,000
Net loss	$(1,437,000)	$(148,000)	$(1,585,000)

Loss per share - basic and diluted	$(0.24)	$(0.11)	$(0.22)

Weighted average number of common shares	5,932,556	1,330,016	7,262,572

(A)        Represents the historical results of operations of the Company for the nine months ended September 30, 2007.

(B)          Represents adjustment for the acquisition of the Property, based on historical operating results. Property taxes, included in property operating and maintenance expenses, are based on the purchase price of the property. Depreciation is based on an allocation of the acquisition cost to land ($6,460,000) and buildings ($13,099,000) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $522,000 to in-place leases, and the amortization of above and below market rent is based on an allocations of $16,000 to below market rent and $279,000 to above market rent which are amortized through 2014. The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at their estimated fair value. Interest expense is calculated based on the acquisition borrowing and historical LIBOR at the time of purchase. The adjustment to the weighted average number of common shares outstanding represents the purchase of the Property.